Federated Total Return Government Bond Fund

Institutional Shares

Institutional Service Shares
SUPPLEMENT TO PROSPECTUSES DATED APRIL 30, 2008

The following changes are effective December 31, 2008.

1. Under the heading entitled “How is the Fund Sold?,” please replace the current disclosure with the following:

The Fund offers two Share classes: Institutional Shares and Institutional Service Shares, each representing interests in a single portfolio of securities. This prospectus relates only to, as applicable, Institutional Shares and Institutional Service Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below.  In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor.  As a general matter, Shares are not available for direct investment by natural persons.

The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus):

An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;

An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;

A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

An employer-sponsored retirement plan;

A trust institution investing on behalf of its trust customers; and

Additional sales to an investor (including a natural person) who owned Institutional Service Shares or Institutional Shares of the Fund as of December 31, 2008.

The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below.):

An investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;

An investor, other than a natural person, purchasing Shares directly from the Fund; and

In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Service Shares or Institutional Shares of another Federated Fund as of December 31, 2008.

Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

2. Under the heading “How to Purchase Shares,” please delete the first three paragraphs and replace them with the following:

Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?”. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000.  There is no required minimum subsequent investment amount.  All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

December 17, 2008

Cusip                                                          31429A105
Cusip                                                          31429A204
39710 (12/08)